Exhibit 10.5

THIRD AMENDMENT
TO
AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this "Amendment"), is dated as of February 19, 2016 and effective as of February 9, 2016 (the "Effective Date"), by and among First States Investors 6000A, L.P. ("6000A Seller"), First States Investors 6000B, L.P. ("60008 Seller"), First States Investors 6000C, L.P. ("6000C Seller") and First States Investors 6000D, L.P. ("60000 Seller", and together with 6000A Seller, 6000B Seller and 6000C Seller, each, individually, and collectively "Seller") and PONTUS NET LEASE ADVISORS, LLC, a Delaware limited liability company ("Purchaser").
W I T N E S S E T H :
WHEREAS, Seller and Purchaser entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of October 21, 2015 (the "Original Agreement"); and
WHEREAS, Seller and Purchaser amended the Original Agreement pursuant to that certain First Amendment to Amended and Restated Purchase and Sale Agreement, dated as of December 4, 2015 (the "First Amendment"; and
WHEREAS, Seller and Purchaser further amended the Original Agreement pursuant to that certain Second Amendment to Amended and Restated Purchase and Sale Agreement, dated as of January 8,2016 (the "Second Amendment"; the Original Agreement, as amended by the First Amendment and Second Amendment, hereinafter referred to herein as the "Agreement"); and
WHEREAS, Seller and Purchaser now desire to further amend the Agreement as hereinafter provided.
NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:
1.    Definitions.    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement.
2.    Amendments.    The Agreement is hereby amended as follows:
(a)    The definition of the "Scheduled Closing Date" in Section I of the Agreement is hereby deleted in its entirety and replaced with "On or before 5:00 P.M. (EST) February 26, 2016; provided that Purchaser may extend the Scheduled Closing Date to a date no later than March I, 2016, TIME BEING OF THE ESSENCE, by providing notice to Seller of such extension at least two (2) Business Days before the Scheduled Closing Date in effect before such extension."
(b)    Paragraph 2(b) of the Second Amendment is hereby deleted in its entirety. Purchaser and Seller hereby agree that, at Closing, Purchaser shall receive a credit against the Purchase Price in the amount of Two Million Dollars and 00/100 ($2,000,000.00) for matters that arose as a result of Purchaser's Due Diligence Investigations.

3.    Ratification.    Except as modified and amended hereby, the Agreement remains in full force and effect in accordance with its terms and is hereby ratified and confirmed by Seller and Purchaser.
4.    Miscellaneous.
(a)    This Amendment supersedes any prior agreements or understandings between the parties with respect to the subject matter hereof.
(b)    To facilitate execution of this Amendment, this Amendment may be executed in multiple counterparts, each of which, when assembled to include an original, faxed or electronically mailed (in portable document format ("~"»â signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed agreement. All such fully executed original, faxed or PDF counterparts will collectively constitute a single agreement.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws of the State ofNew York, without giving effect to conflicts of law principles.
(d)    From and after the date hereof, the term "Agreement" shall be deemed to refer to the Agreement, as amended by this Amendment. If and to the extent that any ofthe provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Agreement, the provisions of this Amendment shall prevail.
(e)    This Amendment cannot be modified in any manner except by a written agreement signed by Seller and Purchaser.

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IN WITNESS WHEREOF, the parties have executed this Amendment the date and year first above written.

SELLERS:

Witness:	FIRST STATES INVESTORS 6000A, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000A GP, LLC,
/s/ Stephanie Lescano	a Delaware limited liability company
Stephanie Lescano
By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000B, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000B GP, LLC,
/s/ Stephanie Lescano	a Delaware limited liability company
Stephanie Lescano
By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000C, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000C GP, LLC,
/s/ Stephanie Lescano	a Delaware limited liability company
Stephanie Lescano
By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000D, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000D GP, LLC,
/s/ Stephanie Lescano	a Delaware limited liability company
Stephanie Lescano
By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

PURCHASER:

Witness:	PONTUS NET LEASE ADVISORS, LLC,
/s/ Authorized Signatory	a Delaware limited partnership

By: /s/ Michael Press
/s/ Authorized Signatory	Name: Michael Press
Title: President